                                                                   Exhibit 10.18

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of December 21, 2001, but effective as of June 30, 2001, by and between NATIONAL VISION, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 296 Grayson Highway, Lawrenceville, Georgia 30045-5737, and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to as "Lender") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

RECITALS:

      Lender and Borrower are parties to a certain Loan and Security Agreement dated as of May 30, 2001 (the "Loan Agreement") pursuant to which Lender has made certain revolving credit loans and other financial accommodations to Borrower.

      The parties desire to amend the Loan Agreement as hereinafter set forth.

      NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

      2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

            (a) By adding the following new language to the end of Section 6.6 of the Loan Agreement:

            Unless prohibited by Applicable Law, Borrower hereby irrevocably authorizes Lender to execute and file in any jurisdiction any financing statements or amendments thereto on Borrower's behalf, including, without limitation, financing statements that indicate the Collateral (i) as all assets or all personal property of Borrower or words of similar effect, or (ii) as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in this SECTION 6. Borrower also hereby ratifies its authorization for Lender to have filed in any jurisdiction any like financing statements or amendments thereto if filed prior to the date hereof.

            (b) By deleting Sections 7.2.5 and 7.2.6 of the Loan Agreement in their entirety and by substituting in lieu thereof the following:

                  7.2.5. Cash Management/Maintenance of Dominion Account.
            Borrower shall maintain with Bank a Deposit Account (the "Collection Account") into which all Payment Items (except as provided in
            SECTION 7.2.6 hereof) received by Borrower, including Payment Items received in the lockboxes maintained by Borrower with Bank and First Union National Bank, shall be deposited on a daily basis. All of the funds contained in the Collection Account shall be subject to a Lien in favor of Lender. Prior to the occurrence of a Cash Control Event, Borrower may use the funds in the Collection Account for the conduct of its business operations and in a manner not inconsistent with the provisions of this Agreement. Borrower and Bank shall enter into a Dominion Account Agreement with Lender with respect to the Collection Account pursuant to which Bank shall agree that, from and after the occurrence of a Cash Control Event, Bank shall immediately transfer to the Payment Account all monies deposited into the Collection Account (which, from and after the occurrence of a Cash Control Event, shall be a Dominion Account) and to waive any offset rights against funds deposited into such Dominion Account, except offset rights in respect of charges incurred in the administration of such Dominion Account. Upon and after the occurrence of a Cash Control Event, (i) Borrower shall cease to have access to funds in the Collection Account and (ii) the Collection Account shall constitute a Dominion Account. Lender does not assume any responsibility to Borrower for any Dominion Account, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                  7.2.6. Collection of Accounts and Proceeds of Collateral. To
            expedite collection, Borrower shall endeavor in the first instance to make collection of Borrower's Accounts for Lender. All Payment Items received by Borrower in respect of its Accounts, together with the proceeds of any other Collateral, shall be held by Borrower as trustee of an express trust for Lender's benefit and, from and after the occurrence of a Cash Control Event, Borrower shall immediately deposit same in kind in the Dominion Account, except that (i) Borrower may deposit Payment Items received in its retail stores in such stores' local Deposit Accounts, provided that all amounts in the local Deposit Accounts of such stores are transferred on a daily basis to the Payment Account and (ii) unless a Default or Event of Default then exists, Borrower may retain $500 for each of its retail store locations. Lender retains the right at all times that a Default or an Event of Default exists to notify Account Debtors of Borrower that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge to Borrower the collection costs and expenses incurred by Lender, including reasonable attorneys' fees.

            (c) By deleting Schedule 8.1.1 to the Loan Agreement in its entirety and by substituting in lieu thereof Schedule 8.1.1 hereto.

            (d) By deleting Section 9.1.12 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

            9.1.12. Post-Closing Obligations.

                  (i) On or before December 31, 2001, exercise a good faith
            effort to deliver to Lender a duly executed amendment to the Wal-Mart Agreement memorializing the terms set forth in the letter of intent dated May 14, 2001 between Borrower and Wal-Mart;

                  (ii) On or before December 31, 2001, deliver to Lender good standing certificates for Borrower issued by the Secretary of State or other appropriate official of each state or jurisdiction denoted with an asterisk on SCHEDULE 8.1.1 hereto; and

                  (iii) On or before May 30, 2002, deliver to Lender good
            standing certificates for Borrower issued by the Secretary of State or other appropriate official of the jurisdiction of its organization and each state or jurisdiction listed on SCHEDULE 8.1.1 hereto and all other states and jurisdictions in which the failure of Borrower to be so qualified would have a Material Adverse Effect, each certificate reflecting Borrower's correct corporate name as registered with the Secretary of State or other appropriate official of the jurisdiction of its organization.

            (e) By deleting Section 9.2.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

                  9.2.1. Fundamental Changes. Merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up its affairs or dissolve itself, except for (i) mergers or consolidations of any Subsidiary with Borrower or the liquidation or dissolution of any Subsidiary, provided, however, that no Lien (except Permitted Liens) exists upon any of such Subsidiary's Property, income or profits, whether now owned or hereafter acquired, or (ii) mergers or consolidations of any Subsidiary with another Subsidiary or the liquidation or dissolution of any Subsidiary into another Subsidiary; change Borrower's name or conduct business under any new fictitious name; or change Borrower's FEIN.

            (f) By deleting Schedule 9.2.5 to the to the Loan Agreement in its entirety and by substituting in lieu thereof Schedule 9.2.5 hereto.

            (g) By deleting Sections 9.3.1 and 9.3.2 of the Loan Agreement in their entirety and by substituting in lieu thereof the following:

            9.3.1. Minimum Consolidated EBITDA. Achieve Consolidated EBITDA of not less than the amount shown below for the period corresponding thereto:

                     Period                        Amount
                     ------                        ------

            For the 4 Reporting Periods            $ 6,000,000
            ending September 29, 2001

            For the 7 Reporting Periods            $11,000,000
            ending December 29, 2001

            For the 10 Reporting Periods           $17,000,000
            ending March 30, 2002

            For the 4 Fiscal Quarters              $19,600,000
            ending June 29, 2002 and
            the 4-Fiscal Quarter
            period ending on the last
            day of each Fiscal Quarter
            thereafter

                  9.3.2. Minimum Consolidated Fixed Charge Coverage Ratio.
            Maintain a Consolidated Fixed Charge Coverage Ratio as of the last day of the Reporting Period ending on or about June 30 and December 31 of each year that is not less than 1.0 to 1.0, commencing with the last day of the Reporting Period ending on or about December 31, 2001, provided, however, the Consolidated Fixed Charge Coverage Ratio as of the last day of the Reporting Period ending on or about December 31, 2001 shall be measured for the 7-month period of Borrower then ending.

            (h) By adding the following definitions to Appendix A to the Loan Agreement in proper alphabetical sequence:

                  Cash Control Event - Lender's written notification to Borrower that Lender has in its sole and absolute discretion elected to require dominion over Borrower's funds.

                  Collection Account - as defined in SECTION 7.2.5 of the
            Agreement.

            (i) By deleting clause (ii)(b) of the definition of Eligible Account in Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

                  (b) if it is to be processed under Premis, it is outstanding
            (1) more than 60 days after the date of service or sale of goods, during the period commencing on the Closing Date and ending on September 30, 2002, or (2) more than 30 days after the date of service or sale of goods, at all times after September 30, 2002;

      3. CONSENT TO DISSOLUTION OF CERTAIN SUBSIDIARIES. Lender hereby consents to the dissolution of New West Eyeworks, Inc., a Delaware corporation, Frame-n-Lens Optical, Inc., a California corporation, and Family Vision Centers, Inc., a Delaware corporation, provided, however, that at the time of dissolution, no Lien (except Permitted Liens) exists upon any of such Subsidiaries' Property, income or profits, whether now owned or hereafter acquired.

      4. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

      5. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and Liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and Liens.

      6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

      7. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

      8. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

      9. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

      10. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia, notice of which acceptance Borrower hereby waives, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

      11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

      13. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      14. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

      15. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

      16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                             NATIONAL VISION, INC.
                                    ("Borrower")

_______________________________     By: ___________________________________
MITCHELL GOODMAN, Secretary             ANGUS C. MORRISON, Senior Vice President

                                    ACCEPTED IN ATLANTA, GEORGIA:

                                    FLEET CAPITAL CORPORATION
                                    ("Lender")

                                    By: ___________________________________
                                        DAVID C. RICH, Vice President

SCHEDULE 8.1.1

JURISDICTIONS IN WHICH BORROWER
AND EACH SUBSIDIARY IS
AUTHORIZED TO DO BUSINESS

      Name of Entity                                Jurisdictions
      --------------                                -------------

      National Vision, Inc.                     Alabama, Alaska, Arizona,
                                                California, Colorado,
                                                Connecticut, Florida, Hawaii,
                                                Kansas*, Kentucky, Louisiana,
                                                Maryland*, Massachusetts*,
                                                Michigan, Minnesota, Montana,
                                                Nevada, New Hampshire, New
                                                Jersey, New Mexico*, New York,
                                                North Carolina, North Dakota,
                                                Oregon*, Pennsylvania, South
                                                Carolina, South Dakota,
                                                Tennessee*, Texas, Virginia*,
                                                Washington*, West Virginia* and
                                                Wyoming.

      Midwest Vision, Inc.                      None.

      Frame-n-Lens Optical, Inc.                None.

      Family Vision Centers, Inc.               None.

      Vision Administrators, Inc.               None.

      ProCare Eye Exam, Inc.                    None.

      New West Eyeworks, Inc.                   None.

      Vista Eyecare Network, LLC                None.

      NVAL Healthcare Systems, Inc.             None.

      NVAL Visioncare Systems                   None.
      of California, Inc.

      NVAL Visioncare Systems                   None.
      of North Carolina, Inc.

      Vista Optical Express, Inc.               None.

      Alexis Holding Company, Inc.              None.

      International Vision Associates, Ltd.     None.

      Mexican Vision Associates, S.A. de C.V.   None.

      * Not currently authorized; to be authorized on or before December 31, 2001.

      Mexican Vision Associates Operadora,      None.
      s. de R.L. de C.V.

      Mexican Vision Associates                 None.
      Servicios, s. de R.L. de C.V.

      CECIVA B.V.                               None.

      International Vision Associates           None.
      (Netherlands) B.V.

      Czech Vision Associates, s.r.o.           None.

      Slovak Vision Associates, s.r.o.          None.

                                 SCHEDULE 9.2.5

                                 PERMITTED LIENS

Secured Party                                               Nature of Lien
-------------                                               --------------
Darrell Flowe and Associates,  Inc., with Regions Bank      Computer Equipment (hardware and software) as
as assignee                                                 specified in Master Equipment Lease
-------------------------------------------------------     ------------------------------------------------------
Darrell Flowe and Associates,  Inc., with Regions Bank      All hardware, software and peripherals as specified in
as assignee                                                 Master Equipment Lease
-------------------------------------------------------     ------------------------------------------------------
IBM Credit Corporation                                      Certain IBM Equipment as referenced on IBM Slip
                                                            #222272
-------------------------------------------------------     ------------------------------------------------------
IBM Credit Corporation                                      Certain IBM Equipment as referenced on IBM Slip
                                                            #303254
-------------------------------------------------------     ------------------------------------------------------
Darrell Flowe and Associates,  Inc., with Regions Bank      IBM 9406/8051 to 8052 Base Storage Expansion Unit and
as assignee                                                 IBM 9406/6907 4.19GB Disk Unit
-------------------------------------------------------     ------------------------------------------------------
Wachovia Leasing Corporation                                Certain Leased Equipment specified in Master Lease
                                                            Agreement
-------------------------------------------------------     ------------------------------------------------------
First National Bank of West Point                           MB9600-Briot Complete Finishing Lab and related
                                                            Equipment
-------------------------------------------------------     ------------------------------------------------------
KeyCorp Leasing,  a division of Key Corporate  Capital      Certain Leased Equipment listed on that certain UCC
Inc.                                                        financing statement bearing file number 01057032, on
                                                            record with the Secretary of State of Arizona, and
                                                            that certain UCC financing statement bearing file
                                                            number 459720, on record with the Secretary of State
                                                            of Oregon, each naming New West Eyeworks, Inc. as
                                                            debtor.
-------------------------------------------------------     ------------------------------------------------------

                            CONSENT AND REAFFIRMATION

      The undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby: (i) acknowledge receipt of a copy of the foregoing First Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation as of the date of such First Amendment to Loan and Security Agreement.

ATTEST:                             INTERNATIONAL VISION ASSOCIATES, LTD.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             NVAL HEALTHCARE SYSTEMS, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             VISTA OPTICAL EXPRESS, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             FRAME-N-LENS OPTICAL, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             MIDWEST VISION, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

                    [Signatures continued on following page]

ATTEST:                             NEW WEST EYEWORKS, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             FAMILY VISION CENTERS, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             VISION ADMINISTRATORS, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             ALEXIS HOLDING COMPANY, INC.

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President

ATTEST:                             VISTA EYECARE NETWORK, LLC

__________________________________  By: _____________________________________
MITCHELL GOODMAN, Secretary             MITCHELL GOODMAN, Vice President